Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly Report of Dycom Industries, Inc., a Florida corporation (the “Company”), on Form 10-Q for the period ended January 25, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven E. Nielsen, President and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven E. Nielsen

Steven E. Nielsen

President and Chief Executive Officer

Date: March 11, 2003